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                                                                Exhibit 10.20


                  Summary of Non-Employee Director Compensation


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Annual Retainer                       $60,000
                                      Directors are encouraged to consider
                                      acquiring more than minimum 25% of
                                      fee in stock required under
                                      Non-Employee Director Stock
                                      Compensation Plan
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Meeting Fee                           $1,500

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Committee Meeting Fee                 $1,000

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Chair Annual Retainer Fee             $5,000
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Options                               1,000 shares annually
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Fee Continuation Plan                 Frozen and discontinued.
                                      For directors in office on December
                                      31, 2004: Upon retirement, will
                                      receive annual cash payment equal to
                                      annual retainer fee of $28,000 for
                                      each year of service at end of 2004,
                                      up to maximum of 10 years.
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Stock Ownership Guidelines            Directors are expected to own shares of
                                      ATI Common Stock having a market value of at least two times the annual retainer amount within five years, or within five years of first becoming a director, whichever occurs first, and at least three times the annual retainer amount within a reasonable time thereafter.
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